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                                   EXHIBIT 10

                               POWERS OF ATTORNEY
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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  LEGACY BUILDER VARIABLE LIFE SEPARTE ACCOUNT

Know all men by these presents that Bart Herbert, Jr., whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

                                            /s/  Bart Herbert, Jr.
                                    --------------------------------------------
                                    Bart Herbert, Jr.
                                    Executive Vice President and Director
                                    PFL Life Insurance Company

July 21, 2000
Date
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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  LEGACY BUILDER VARIABLE LIFE SEPARTE ACCOUNT

Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                            /s/ Larry N. Norman
                                    --------------------------------------------
                                    Larry N. Norman
                                    President and Director
                                    PFL Life Insurance Company

July 21, 2000
Date